UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53498	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported by CleanSpark, Inc., a Nevada corporation (the “Company”), on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “Commission”) on February 6, 2020 (the “Prior 8-K”), the Company entered into a Stock Purchase Agreement (the “Agreement”), dated as of January 31, 2020, with p2klabs, Inc., a Nevada corporation (“p2k”), and its sole stockholder, Amer Tadayon (“Seller”), whereby the Company purchased all of the issued and outstanding shares of p2k from the Seller (the “Transaction”) in exchange for an aggregate purchase price of cash and stock of $1,600,000. The Transaction closed simultaneously with the execution of the Agreement by the parties on January 31, 2020.

The contents of the Prior 8-K previously filed by the Company with the Commission are incorporated by reference herein.

This amended Current Report on Form 8-K (“Current Report”) amends Item 2.01 and Item 9.01 of the Prior 8-K such that the Company will not provide the financial information under parts (a) and (b) of Item 9.01 therein for the reasons set forth in this Current Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

After performing a detailed financial analysis of the Transaction, the Company has determined that the Transaction does not involve a “significant” amount of assets, and thus, the Transaction does not trigger a disclosure under Item 2.01 Form 8-K.

Item 9.01	Financial Statements and Exhibits.

As referenced in Item 2.01 above, the Company has determined that the Transaction does not involve a significant amount of assets for purposes of Item 2.01 of Form 8-K.  Accordingly, the Company is not required to disclose, and will no longer provide, the financial statements or pro forma financial information as previously set forth in Item 9.01 (a) and (b) of the Prior 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: March 6, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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